UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K/A
 (Amendment No. 2)
______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 11, 2006

______________

Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Byberry Road, Bldg 13 Huntingdon Valley, Pa		19006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 914-0900

Same
(Former name or Former Address, if Changed Since Last Report.)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 17, 2006 Cellegy Pharmaceuticals, Inc. (the “Company” or “Cellegy”) filed a Report on Form 8-K (the “Form 8-K”) relating to the sale of all of the outstanding shares of its Australian subsidiary, Cellegy Australia PTY LTD (“Australia”), to Epsilon Pharmaceuticals (“Epsilon”), a company located in Australia. On May 15, 2006 Cellegy filed Amendment No. 1 to include unaudited pro forma financial information concerning the transaction.
The purpose of this Amendment No. 2 is to update our previous filing for additional monies received in conjunction with the sale of Australia and to correct the unaudited pro-forma financial information concerning the transaction.

Item 9.01 Financial Statements and Exhibits.

(a) The following unaudited consolidated balance sheet as March 31, 2006 and the unaudited consolidated statements of operations for the years ended December 31, 2003 through December 31, 2005, respectively, and the three months ended March 31, 2005 and March 31, 2006, respectively, have been prepared to present the consolidated financial position and the consolidated results of operations of Cellegy as if the sale of Australia had occurred on March 31, 2006 for the unaudited consolidated balance sheet, and on January 1, 2003 for the unaudited consolidated statements of operations. The unaudited pro forma financial information is for information purposes only and does not purport to present what the company’s results would actually have been had these transactions actually occurred on the dates presented, and the information is not necessarily indicative of future results of operations that might have been achieved if the foregoing transaction had been consummated as of the indicated dates, nor is the information indicative of what Cellegy’s financial position would have been on those dates. The unaudited pro forma consolidated financial information has been derived from, and should be read in conjunction with, Cellegy’s historical financial statements, together with the related notes thereto, included in Cellegy’s annual report on Form 10-K for the year ended December 31, 2005, and quarterly report on Form 10-Q (filed on May 15, 2006) for the period ended March 31, 2006. The unaudited pro forma adjustments are based upon currently available information that Cellegy believes is reasonable.

(b)	Pro-Forma Financial Exhibits

Unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 2003.

Unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 2004.

Unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 2005.

Unaudited pro-forma condensed consolidated statement of operations for the three months ended March 31, 2005.

Unaudited pro-forma condensed consolidated statement of operations for the three months ended March 31, 2006.

Unaudited pro-forma condensed consolidated balance sheet as of March 31, 2006.

Notes to unaudited pro-forma condensed consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: June 20, 2006	By:	/s/ Robert J. Caso
Robert J. Caso
Chief Financial Officer
(Duly Authorized Officer)

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Statements of Operations
(unaudited)
(Amounts in thousands, except per share data)

	Year Ended December 31, 2003
		Pro-forma
	Consolidated	adjustments (a)	Pro-forma
Revenues:
Licensing, milestone and development funding	$833	$-	$833
Grants	19	-	19
Product sales	768	(385)	383
Total revenue	1,620	(385)	1,235
Costs and expenses:
Cost of product sales	186	(59)	127
Research and development	10,558	-	10,558
Selling, general and administrative	4,768	(256)	4,512
Total costs and expense	15,512	(315)	15,197
Operation loss/gain	(13,892)	(70)	(13,962)
Interest and other income	360	(2)	358

Net income (loss)	$(13,532)	$(72)	$(13,604)

Basic and diluted net loss per common share	$(0.68)		$(0.68)

Weighed average common shares used in computing	19,964		19,964
basic and diluted net loss per common share

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Statements of Operations
(unaudited)
(Amounts in thousands, except per share data)

	Year Ended December 31, 2004
		Pro-forma
	Consolidated	adjustments (a)	Pro-forma

Revenues:

Licensing, milestone and development funding	$844	$-	$844
Grants	1,007	-	1,007
Product sales	745	(563)	182
Total revenue	2,596	(563)	2,033
Costs and expenses:
Cost of product sales	148	(84)	64
Research and development	9,599	-	9,599
Selling, general and administrative	6,641	(271)	6,370
Acquired in-process technology	14,982	-	14,982
Total costs and expense	31,370	(355)	31,015
Operation loss/gain	(28,774)	(208)	(28,982)
Interest and other income	259	(8)	251
Interest and other expense	(29)	-	(29)
Derivative revaluation	390	-	390

Net income (loss)	$(28,154)	$(216)	$(28,370)

Basic and diluted net loss per common share	$(1.28)		$(1.29)

Weighed average common shares used in computing	22,021		22,021
basic and diluted net loss per common share

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Statements of Operations
(unaudited)
(Amounts in thousands, except per share data)

	Year Ended December 31, 2005
		Pro-forma
	Consolidated	adjustments (a)	Pro-forma

Revenues:
Licensing, milestone and development funding	$7,268	$-	$7,268
Grants	4,410	-	4,410
Product sales	1,157	(637)	520
Total revenue	12,835	(637)	12,198
Costs and expenses:
Cost of product sales	385	(135)	250
Research and development	8,481	-	8,481
Selling, general and administrative	9,249	(424)	8,825
Total costs and expense	18,115	(559)	17,556
Operation loss/gain	(5,280)	(78)	(5,358)
Interest and other income	208	(12)	196
Interest and other expense	(626)	-	(626)
Derivative revaluation	690	-	690

Net income (loss)	$(5,008)	$(90)	$(5,098)

Basic and diluted net loss per common share	$(0.18)		$(0.18)

Weighed average common shares used in computing	28,497		28,497
basic and diluted net loss per common share

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Statements of Operations
(unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31, 2005
		Pro-forma
	Consolidated	adjustments (a)	Pro-forma
Revenues:
Licensing, milestone and development funding	$240	$-	$240
Grants	1,213	-	1,213
Product sales	153	(153)	-
Total revenue	1,606	(153)	1,453
Costs and expenses:
Cost of product sales	21	(21)	-
Research and development	2,777	-	2,777
Selling, general and administrative	4,018	(122)	3,896
Total costs and expense	6,816	(143)	6,673
Operation loss/gain	(5,210)	(10)	(5,220)
Interest and other income	87	(2)	85
Interest and other expense	(20)	-	(20)
Derivative revaluation	57	-	57

Net income (loss)	$(5,086)	$(12)	$(5,098)

Basic and diluted net loss per common share	$(0.19)		$(0.20)

Weighed average common shares used in computing	26,136		26,136
basic and diluted net loss per common share

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Statements of Operations
(unaudited)
(Amounts in thousands, except per share data)

	Three Months Ended March 31, 2006
		Pro-forma
	Consolidated	adjustments (a)	Pro-forma

Revenues:
Licensing, milestone and development funding	$65	$-	$65
Grants	914	-	914
Product sales	423	(166)	257
Total revenue	1,402	(166)	1,236
Costs and expenses:
Cost of product sales	284	(27)	257
Research and development	1,106	-	1,106
Selling, general and administrative	2,104	(64)	2,040
Total costs and expense	3,494	(91)	3,403
Operation loss/gain	(2,092)	(75)	(2,167)
Interest and other income	9	(1)	8
Interest and other expense	(214)	-	(214)
Derivative revaluation	(54)	-	(54)

Net income (loss)	$(2,351)	$(76)	$(2,427)

Basic and diluted net loss per common share	$(0.08)		$(0.08)

Weighed average common shares used in computing	29,832		29,832
basic and diluted net loss per common share

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Pro-forma Balance Sheet
(unaudited)
(Amounts in thousands)

	March 31, 2006
		Pro-forma
	Consolidated	adjustments		Pro-forma
Assets
Current assets:
Cash and cash equivalents	$1,143	$1,145	(b)	$2,288
Accounts receivable	439	(53)	(c)	386
Inventory	69	(69)	(c)	-
Prepaid expenses and other current assets	493	-		493
Total current assets	2,145	1,023		3,167

Property and equipment, net	419	-		419
Goodwill	955	(955)	(c)	-
Intangible assets, net	109	-		109
Total assets	$3,628	$68		$3,696

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$1,629	$1	(c)	$1,630
Accrued expenses and other current liabilities	1,930	(21)	(c)	1,909
Current portion of notes payable	5,081	-		5,081
Current portion of deferred revenue	258	-		258
Total current liabilities	8,898	(20)		8,878

Notes payable	237	-		237
Derivative instruments	247	-		247
Deferred revenue	3,065	-		3,065

Total liabilities	12,447	(20)		12,427

Stockholders’ deficit:
Common stock	3	-		3
Additional Paid-in Capital	125,591	-		125,591
Accumulated other comprehensive income	250	157	(d)	407
Deficit accumulated during the development stage	(134,663)	(69)	(e)	(134,732)
Total stockholders’ deficit	(8,819)	88		(8,731)
Total liabilities and stockholders’ deficit	$3,628	$68		$3,696

Cellegy Pharmaceuticals, Inc.
(a development stage company)
Notes to Pro-forma Financial Statements

1.)	Description of Transaction

Pursuant to a Share Purchase Agreement (SPA) between Cellegy Pharmaceuticals, Inc.(Cellegy) of Huntingdon Valley, PA 19006 and Epsilon Pharmaceuticals Pty Ltd (Epsilon), an Australian company with an address of 203 New South Head Road, Edgecliff, New South Wales 2027, Epsilon purchased all of the shares of Cellegy Australia PTY LTD (Cellegy Australia), a wholly-owned subsidiary of Cellegy. The purchase price for the shares was $1,000,000 plus amounts equal to the liquidated value of Cellegy Australia's cash, accounts receivable and inventory. The total amount received was approximately $1.331 million. The purchase price reflects the liquidated value of Cellegy Australia's cash, accounts receivable and inventory for each pro forma period presented.

2.)	Corporate Taxes

The company recorded no income tax effect relative to this transaction as the company has a full valuation on its deferred taxes and more than likely will not pay any taxes on the transaction.

3.)	Pro forma Adjustments

	(a)	The adjustment column on the pro forma Income Statements is to show the sale of the Company's Australian subsidiary to Epsilon as discontinued operations.
	(b)	To recognize proceeds from Epsilon. Included in this figure is the removal of subsidiary's cash balance of approximately $185,000.
	(c)	To record removal of net assets and net liabilities held for sale, including goodwill allocated to this subsidiary.
	(d)	To recognize subsidiary's foreign currency translation (FCT) balance as a loss in the current period pursuant to
FAS 52.
	(e)	To record estimated loss on disposition (amounts in thousands):

Cash proceeds	$1,331
Less net book value of subsidiary	(1,001)
Less repayment of inter-co. debt pursuant to Sec 5.7 of SPA	(242)
Less FCT loss	(157)
Pro forma loss	$(69)